EXHIBIT 10.5

ASSIGNMENT OF PURCHASE AND SALE AGREEMENT

FOR IMPROVED REAL ESTATE

THIS ASSIGNMENT OF PURCHASE AND SALE AGREEMENT FOR IMPROVED REAL ESTATE (this “Assignment”) is made this 21st day of December, 2011, between TNP ACQUISITIONS, LLC, a Delaware limited liability company (the “Assignor”); and TNP SRT SUMMIT POINT, LLC, a Delaware limited liability company (“Assignee”).

W I T N E S S E T H:

THAT for and in consideration of the sum of ten dollars ($10.00) cash in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby transfer and assign to Assignee all of Assignor’s rights, title, and interest in, to, and under that certain Purchase and Sale Agreement for Improved Real Estate, dated September 29, 2011, as amended (the “Agreement”), between CP Summit Retail, LLC, a Georgia limited liability company, as Seller, and TNP Acquisitions, LLC, a Delaware limited liability company, as Purchaser, in connection with the acquisition of the property described in the Agreement (the “Loan”).

Assignee, as evidenced by its signature hereto, agrees to assume and perform the obligations of Assignor under the Agreement.

[SIGNATURES FOLLOW]

WITNESS the following signatures:

ASSIGNOR:	TNP ACQUISITIONS, LLC,
a Delaware limited liability company

	By:	/s/ James Wolford
	Name:	James Wolford
	Its:	CFO

ASSIGNEE:	TNP SRT SUMMIT POINT, LLC, a Delaware limited liability company

	By:	TNP Strategic Retail Operating Partnership, L.P., a Delaware limited partnership its Sole Member

		By:	TNP Strategic Retail Trust, Inc., a Maryland corporation its general partner

			By:	/s/ James Wolford
			Name:	James Wolford
			Its:	CFO

SEEN AND AGREED:

SELLER:	CP SUMMIT RETAIL, LLC,
a Georgia limited liability company

	By:	/s/ R. Kent Rose
	Name:	R. Kent Rose
	Title:	Manager

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